Exhibit 10.12



                     ADDENDUM TO CONSTRUCTION LOAN AGREEMENT
                  CONDOMINIUM AND TOWNHOUSE PROJECT DEVELOPMENT
                           CONSTRUCTION OF NEW PROJECT

     THIS ADDENDUM TO CONSTRUCTION LOAN AGREEMENT ("Addendum") is made as of the
                                                   ----------
  29  day  of  December,  2005,  by  and  between  KEYBANK  NATIONAL ASSOCIATION

("Lender")  and  TIERRA  DEL  SOL  RESORT  (PHASE  1),  LTD.,  a Florida limited
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partnership, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company,
COSTA BLANCA I REAL ESTATE, LLC, a Florida limited liability company, TDS AMENITIES, INC., a Florida corporation (jointly and severally "Borrower").
                                                               ---------

     Lender and Borrower have entered into a Construction Loan Agreement of even date herewith (the "Loan Agreement") wherein Lender has agreed to make a
                       ---------------
revolving  real  estate  construction loan (the "Loan") in the maximum principal
                                                 ----
amount of $40,000,000.00 to Borrower under the terms and conditions described therein.

     By the terms of this Addendum Lender and Borrower describe and set forth the terms and conditions whereby Units (as hereinafter defined) to be constructed pursuant to the Loan Agreement shall be from time to time released from the lien of the Mortgage in order that Borrower may sell the Units.

     1.  ADDITIONAL DEFINITIONS. The following additional "Definitions" shall be
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added  to and be a part of Article I of the Loan Agreement. Any capitalized term used herein shall, if not specifically defined within this Addendum, have the meaning defined and set forth in the Loan Agreement.

          1.1 ADDITIONAL COLLATERAL: Has the meaning set forth in Section 3.6 of
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     this Addendum.

          1.2  APPROVED  SALES PRICE: The Lender's minimum contract sales prices
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     for each Unit set forth in EXHIBIT "A" attached hereto.

          1.3  ASSIGNMENT  OF GOVERNING  DOCUMENTS:  That  certain  Conditional
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     Assignment  of  Unit  Sales  Contracts, Governing Documents and Developer's
     Rights executed of even date herewith by Borrower in favor of Lender, as the same may be amended, supplemented, extended, renewed, replaced and/or restated from time to time in accordance with its terms

          1.4 CERTIFICATE OF UNIT OCCUPANCY: A permanent certificate issued by a
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     municipality or an applicable department thereof certifying that all of the
     Units, as constructed, may be legally occupied.

          1.5  CONDOMINIUM:  Costa  Blanca  I  Condominium,  a condominium to be
               -----------
     established in accordance with the Condominium Statute pursuant to the Condominium Documents.

          1.6 CONDOMINIUM DEPOSIT(S): All reservations, deposits, down payments,
              ----------------------
     or the like paid under Contracts of Sale or reservation receipts for Condominium Units at the Project.

          1.7  CONDOMINIUM  DOCUMENTS:  All  of  the  documents  required by the
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     Condominium  Statute  or  otherwise,  relating  to  the  submission  of the applicable portion of the Project to the provisions of the Condominium Statute or to the regulation, operation, administration or sale thereof after such submission, including, but not limited to a declaration of condominium, by-laws and rules and regulations of a condominium association or associations, Master Association Documents, management agreement, plats and plans and the of the Contract of Sale and deed forms to be used in connection with the sale of the Units, all of which must be reasonably acceptable to Lender in form and substance.

          1.8   CONDOMINIUM  STATUTE: Chapter 718, Florida Statutes, as it may
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     be amended from time to time.

          1.9   CONDOMINIUM  UNIT(S):  Any  dwelling  unit  within  the  Project
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     submitted  to  the  condominium  form  of  ownership  under the Condominium
     Statute.

          1.10  CONTRACT  DEPOSITS:  the  collective  reference  to  Condominium
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     Deposits and Townhouse Deposits.

          1.11  CONTRACT  OF  SALE:  A legally enforceable contract, in form and
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     content satisfactory to Lender and Lender's counsel, between Borrower and a bona fide third party purchaser for the sale and purchase of an individual Unit at a sales price of not less than the Minimum Release Price, with a Contract Deposit of not less than twenty percent (20%) of the total purchase price of the Unit being sold, which Contract Deposit shall have been paid and such deposit shall constitute cash or immediately available funds to the Escrow Agent. All items required to be disclosed to a purchaser under the Chapter 718, Florida Statutes shall have been delivered to each purchaser. Without limiting the foregoing requirements, a "Contract for Sale" shall not include any contracts entered into prior to the effective date of all necessary filings with the State of Florida and pursuant to Chapter 718, Florida Statutes. Each contract must by the terms thereof (i) be expressly inferior and subordinate to the lien of any mortgage now or hereafter existing which encumbers the Project, (ii) be non-assignable without the Lender's prior written consent (which written consent will not be unreasonably withheld or delayed), and (iii) otherwise comply with all requirements of Governmental Authorities so that the purchaser of such Unit shall have no election or right to rescind such contract without the loss of its Contract Deposit. For the purpose of this Addendum, a purchaser shall not be considered a bona fide third party purchaser if it has contracted, directly or indirectly, for the purchase of more than two (2) Units. In addition, no more than two (2) Units may be purchased by purchasers of multiple units, and no more than thirty-five
     (35) Units may be sold to Insiders (as hereinafter defined). Moreover, a bona fide third party purchaser shall not include the Borrower, any member or manager of the Borrower, any stockholder, director, officer, partner, member or manager of any member or manager of Borrower, or any partner, member manager, stockholder, director or officer of any constituent party of any member or manager of the Borrower, or any member of the immediate family or affiliate (as defined in Rule 405 of the Securities Act of 1933) of any of the foregoing parties (collectively, "Insiders"). Notwithstanding
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     any  contrary  provision  of this Section 1.11 or of any other provision of this Addendum or any other Loan Document, Lender hereby accepts and approves all Contracts of Sale identified on EXHIBIT "B" attached hereto and acknowledges that each of such Contracts of Sale identified in EXHIBIT "B" attached hereto constitute a "Required Contract of Sale" for purpose of
     Section 3.3 of this Addendum and an approved Contract of Sale for purposes of Section 8.1(b) of the Loan Agreement.

          1.12  DIVISION: Has the meaning set forth in Section 5.1(b) hereof.
                --------

          1.13  ESCROW  ACCOUNT:  An account maintained with the Escrow Agent at
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     KeyBank  National  Association  into  which  all Contract Deposits are paid pursuant to this Addendum.

          1.14  ESCROW AGENT MEANS A FIRM OR INDIVIDUAL ACCEPTABLE TO LENDER.
                -------------------------------------------------------------
     The Escrow Agent approved by Lender is OVT Title Agency, LLC.

          1.15  GOVERNING  DOCUMENTS:  the  Condominium  Documents  as  to  the
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     Condominium  Units,  and  the  Master  Association  Documents as to the fee
     simple Townhouse Units.

          1.16 LOAN DOCUMENTS: Shall mean, in addition to those set forth in the
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     Definitions  in  the  Loan  Agreement, this Addendum, and the Assignment of
     Governing Documents.

          1.17  LOAN-TO-VALUE  RATIO:  The  ratio  obtained  by  dividing  the
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     outstanding  principal  balance  due  on the Loan Amount (as of the testing date) by the fair market value of the Project as determined by an Appraisal

          1.18  MASTER  ASSOCIATION: Tierra del Sol Owners' Association, Inc., a
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     Florida corporation.

          1.19  MASTER  ASSOCIATION  DOCUMENTS: All of the documents relating to
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     the  creation,  regulation,  operation  and/or administration of the Master
     Association, including the common properties, basic resort services and/or resort facilities, as defined therein.

          1.20  MINIMUM  RELEASE  PRICE:  The Lender's minimum release price for
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     each Unit shall be as set forth in EXHIBIT "A" attached hereto.

          1.21  NET  SALE PROCEEDS: Shall mean the purchase price for each Unit,
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     including  all  amounts  paid  for extras and the like (excluding, however, amounts for extras and the like paid for from sources other than Loan proceeds), less: (i) third party brokerage fees to the extent due from Borrower; (ii) customary closing costs and adjustments paid by the Borrower (for documentary stamp tax, recording fees and taxes, etc.); and (iii) any purchase deposits approved for use in the Project.

          1.22  RELEASE PRICE: The greater of (i) 100% of Net Sales Proceeds for
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     an applicable Unit; or (ii) the Minimum Release Price.

          1.23  REQUEST FOR PARTIAL RELEASE: Shall have the meaning set forth in
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     Section 6.3(c) hereof

          1.24  REQUIRED  CONTRACTS OF SALE: Shall have the meaning set forth in
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     Section 3.3 hereof.

          1.25  TOWNHOUSE DEPOSIT(S): All reservations, deposits, down payments,
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     or  the  like  paid  under  Contracts  of  Sale or reservation receipts for
     Townhouse Units at the Project.

          1.26  TOWNHOUSE  UNIT(S):  Attached  dwelling units located within the
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     Project  constructed,  or  to  be  constructed,  on  a lot not submitted to condominium ownership.

          1.27 UNIT OR UNITS: Means (i) the Condominium Units located within the
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     Project, and (ii) the Townhouse Units located within the Project.

     2.  ADDITIONAL  REPRESENTATIONS  AND  WARRANTIES.  In  addition  to  the
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Representations  and  Warranties  of Borrower set forth in Section 3 of the Loan
Agreement, Borrower hereby represents and warrants to Lender:

          2.1  CONTRACTS  OF  SALE.  All  of the Contracts of Sale identified on
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     EXHIBIT  "B",  attached  hereto, are in full force and effect and are valid and subsisting; to the best of Borrower's knowledge there are no defaults thereunder or any defenses or offsets thereto on the part of any purchaser thereunder and no notice has been received from any purchaser claiming any default by the Borrower, as seller, thereunder or requesting a termination thereof. No modifications or amendments have been made to any of such Contracts of Sale except as previously disclosed in writing to Lender and no agreements are in existence, oral or written, which would or could modify the obligations of the Borrower, as seller, or the purchasers thereunder. Except as disclosed to Lender, Borrower has neither committed nor suffered any act or omission which would or could constitute a default on its part entitling any purchaser to damages, rights of set-off or right to terminate any Contract of Sale. EXHIBIT "B" accurately identifies all Contract Deposits paid by the purchasers under Contracts of Sale and all Contract Deposits for Condominium Units only are being held, pursuant to the form of escrow agreement(s) previously approved by Lender in separate Escrow Account(s) under the exclusive control of the Escrow Agent, which Escrow Account(s) meet all of the requirements of the provisions of this Addendum.

          2.2  CONDOMINIUM  DOCUMENTS.  To the extent such approval is required,
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     the  Condominium  Documents  have  been approved by all applicable federal, state or local governmental agencies or entities with approval authority over such documents, and Borrower agrees to maintain such approvals in good standing throughout the term of the Loan.

     3. ADDITIONAL COVENANTS. In addition to the covenants of Borrower set forth
        --------------------
in Section 15 of the Loan Agreement, Borrower hereby agrees and promises as follows:

          3.1 EXPENSES. In addition to the fees and expenses of Lender agreed to
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     be  paid by Borrower under the Loan Agreement, Borrower shall pay (promptly upon the rendering of such a bill and delivery thereof to Borrower) all reasonable out-of-pocket expenses incurred by the Lender in connection with the review of any proposed easements, final approval and recordation of the Governing Documents, partial releases, and satisfaction of a loan of character contemplated hereby.

          3.2  LEASE  OF  PROJECT.  Except  for  leases  of  Units  pursuant  to
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     Borrower's  plan  to  operate  the  Project  as a resort, Borrower will not lease, sublease, license or grant any occupancy arrangement with respect to the Project, without the prior written consent of Lender except as otherwise expressly permitted under the Loan Agreement, Mortgage and the Assignment of Leases.

          3.3  CONTRACTS  OF  SALE.  Prior  to  the initial disbursement of Loan
               -------------------
     proceeds (other than initial closing expenses), Borrower shall deliver to Lender Contracts for Sale for at least thirty-three (33) of the thirty-six
     (36) Units contained in each building to be constructed which shall produce aggregate Net Sale Proceeds sufficient to cover 120% of the maximum aggregate funding permitted under the Loan and with each sales price being otherwise acceptable to Lender based on Lender's underwriting analysis (the "Required Contracts of Sale"). If at any time the foregoing requirement is
      ---------------------------
     not satisfied, such failure shall constitute an Event of Default hereunder and under the Loan Agreement unless the Borrower provides to Lender substitute Contracts for Sale of equal or greater purchase prices within thirty (30) days of the occurrence of such failure. Borrower shall not modify, amend, cancel, rescind, extend, terminate, or otherwise change in any manner any Contract of Sale without the prior written consent of the Lender. Additionally, Borrower shall not enter into any new Contract of Sale with a purchase price less than the Approved Sales Price. Furthermore, Borrower shall not enter into any new Contract of Sale that will require a modification to the Plans, the cost of which exceeds five percent (5%) of the Approved Sales Price for such Unit. All Contracts of Sale must include a delivery date that can be achieved in accordance with the Construction Schedule. Additionally, a matrix must be approved by Lender that demonstrates on a Unit-by-Unit basis that each Unit under a Contract of Sale will be delivered within twenty-four (24) months from the date of the Contract of Sale. No extension of such contracts may be made without Lender's approval.

          3.4  GOVERNING  DOCUMENTS.  Borrower  shall  not  modify,  amend,  or
               --------------------
     otherwise change (including without limitation, any change that would permit any purchaser to cancel its respective Contract of Sale) in any manner the Governing Documents without the prior written consent of the Lender (which written consent will not be unreasonably withheld or delayed). Borrower covenants and agrees that it shall comply with, to the extent applicable to the Project, (a) all requirements of the Division, (b) all regulations promulgated from time to time by the State of Florida, pursuant thereto, including without limitation, the filing requirements for the Governing Documents (as applicable), and Borrower's obligations as developer of the Condominium and the Townhouse Units, and (c) all requirements and requests of the Division in connection with the filing of the Declaration and the United States Department of Housing and Urban Development. The Borrower shall pay in respect of any Units on or before the expiration of any applicable grace or cure period all common expenses, charges and assessments, special or general, and other items for the payment of which the Borrower is or may hereafter be responsible under the terms of the Governing Documents.

          3.5  ESCROW  DEPOSITS.  Except  as  may  otherwise  be  required  by
               ----------------
     Governmental Authorities, all Contract Deposits for the Condominium Units shall be deposited into Escrow Account(s) maintained by the Escrow Agent at KeyBank National Association. Borrower shall be responsible for all of the costs of such Escrow Account(s), including, without limitation, all of Escrow Agent's fees and the like. Borrower shall place or caused to be placed all Contract Deposits for the Condominium Units in the Escrow Account subject to the return of such Contract Deposit to a purchaser (including, to the extent of such purchaser's rights thereto, accrued interest on such Contract Deposit), when required by the terms of any Contract of Sale to be paid over to the purchaser, and subject to the payment of each such Contract Deposit for the Condominium Units to the Lender on account of the amount to be paid to the Lender to release Units from the lien of the Mortgage, as and when title to a Unit is transferred to a purchaser and the balance of the consideration paid therefor. As and when any purchaser defaults under the terms of any Contract of Sale and Lender determines that purchaser has no claim for the return of the Contract Deposit such Contract Deposit for the Condominium Units shall be paid to the Lender on account of then outstanding principal balance of the Loan to the extent it was not previously released from escrow and used for construction of the Project.

     4. EVENTS OF DEFAULT
        -----------------

          4.1  ADDITIONAL EVENTS OF DEFAULT.   In  addition  to  the  Events  of
               ----------------------------
     Default  set   forth  in  Article   19  of   the   Loan   Agreement,   the
     following shall constitute an "Event of Default" under the Loan Agreement and hereunder:

               (a) Borrower fails to maintain the Required Contracts of Sale in accordance with Section 3.3 of this Addendum, subject to the grace period contained therein.

          4.2  ADDITIONAL  LENDER'S  REMEDIES. Upon the happening of an Event of
               ------------------------------
     Default under this Addendum or the Loan Agreement, in addition to any other rights and/or remedies available to Lender under the Mortgage, the Guaranty, this Addendum, the Loan Agreement, the other Loan Documents or by law, Lender shall be entitled to and Borrower shall make no objection to Lender's sale of Units pursuant to the terms of the applicable Contract of Sale.

          4.3  LENDER  AS  ATTORNEY-IN-FACT.  Borrower  hereby  constitutes  and
               ----------------------------
     appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete the Improvements in the name of Borrower, and hereby empowers said attorney or attorneys as follows: (a) to make such additions and changes and corrections in the Plans which shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans; (b) to use any funds of Borrower including any balance which may be held in escrow (to the extent permitted by Law) and any funds which may remain undisbursed under this Loan Agreement for the purpose of completing the Improvements in the manner called for by the Plans as may be modified hereby; (c) to employ such contractors, subcontractors, Lenders, architects and inspectors as shall be required for said purposes; (d) to pay, settle or compromise all existing bills and claims which are or may be liens against the Project or any part thereof, or may be necessary for the Completion of the Improvements or the clearance of title; (e) to execute all applications and certificates in the name of Borrower which may be required by any construction contract; (f) to execute all documents and instruments in the name of Borrower which may be required to effectuate a sale of any Unit pursuant to any Contract of Sale; and (g) to do any and every act with respect to the Construction of the Improvements which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the Construction of the Improvements on the Project and to take such action and require such performance as is deemed necessary. Borrower hereby assigns and quitclaims to Lender, effective solely under the foregoing circumstances, all sums advanced pursuant to either this Addendum or of the Loan Agreement and all sums in escrow subject to the condition that said sums, if any, be used for the Completion of the Improvements. Entering the Project in order to complete the Improvements and/or exercise of the aforesaid license and/or power-of-attorney will not exclude Borrower from possession, custody, ownership or control of the Project or Improvements or of any rents, issues or profits therefrom.

     5. ADDITIONAL CONDITIONS PRECEDENT. Borrower acknowledges that Lender shall
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have  no  obligation  under the Loan Agreement or this Addendum to make any Loan disbursement unless and until the following additional conditions precedent shall have been satisfied to the extent required by Lender in its sole and absolute discretion.

          5.1  DELIVERIES  TO LENDER. Lender shall have received or obtained all
               ---------------------
     of the following items, all inform and substance satisfactory to Lender in all respects:

               (a) the duly executed and acknowledged original of the Assignment of Governing Documents

               (b) a complete set of Governing Documents in form and content satisfactory to Lender, which Governing Documents (as applicable) shall have been filed with the Division of Florida Land Sales, Condominiums and Mobile Homes (the "Division") and with every other Governmental Authority with whom the Condominium Documents are required to be filed.

               (c)  as  to  the  Condominium  Units, an endorsement to the Title
          Policy insuring the valid creation of the Condominium under the Condominium Documents and the Condominium Statute and a commitment from a title insurance company satisfactory to the Lender to issue both owner's and mortgagee's title insurance policies with condominium endorsements to purchasers of Condominium Units under such Contracts of Sale;

               (d) evidence satisfactory to Lender of the existence of the Required Contracts of Sale, but Lender shall have no duty to Borrower or otherwise to conduct any independent investigation concerning such evidence of such Required Contracts of Sale.

               (e) written confirmation from the Escrow Agent that it shall not release any Contract Deposits as the Condominium Units only without the Lender's prior written consent until the respective closings of the sale of the Units unless unequivocally required to do so pursuant to a Contract of Sale or by judicial order;

               (f) an Appraisal which is satisfactory to Lender in all respects confirming an "as is" value of the Project of $90,700,000.00 and a

          Loan-to-Value Ratio of the Project which is not greater than eighty percent (80%) based upon the Discounted Value of the Units;

               (g) an opinion from counsel for Borrower stating (i) that the Condominium Documents comply with and are sufficient to create a Condominium if filed in accordance with the Condominium Statute, and
          (ii) stating that the Condominium complies with all local zoning and subdivision requirements; and

               (h) an executed counterpart of all Contracts of Sale, in form and substance reasonably satisfactory to Lender.

     6.  CREATION  OF  PROJECT  AS  CONDOMINIUM,  SALE OF CONDOMINIUM UNITS, AND
         -----------------------------------------------------------------------
PARTIAL RELEASE OF CONDOMINIUM UNITS.
-------------------------------------

          6.1  JOINDER  IN  DECLARATION. Borrower is developing and at all times
               ------------------------
     shall develop and operate a portion of the Project as a condominium under the Condominium Documents and the Condominium Statute. Provided that no Event of Default exists, Lender will join in and consent to the execution and recording of Borrower's Master Association Documents and Declaration of Condominium (as well as any amendments thereto), and shall take such other actions as shall be reasonably necessary to effectively transfer the lien of the Mortgage from the Project to the Units (as applicable) created and covered by the Declaration of Condominium, together with their proportionate share of common elements, and which joinder and consent shall be provided only upon the fulfillment of each and every of the following conditions precedent:

               (a) Completion of the Improvements and the issuance of Certificates of Occupancy (or temporary certificate of occupancy) for all Condominium Units and verification satisfactory to Lender that closings pursuant to Contracts of Sale are to occur for Condominium Units within thirty (30) Business days thereafter.

               (b) Verification satisfactory to Lender that any required approval by the fire marshal or its equivalent having jurisdiction over the Project and any other approval required by any Governmental Authority, to the extent that any such approval is a condition to the lawful use and occupancy of the Improvements and the opening of same to the public, has been obtained.

               (c) Verification satisfactory to Lender that the Condominium Documents have been approved by the Division and by every other Governmental Authority from whom approval is required, and, without Lender's prior written consent, have not been materially amended or modified from the form delivered to Lender prior to the date of this Loan Agreement without Lender's consent.

               (d) Verification satisfactory to Lender that all Condominium Units shall be sold upon a fee simple basis with no obligatory lease of any type or any club membership associated in any manner whatsoever with the condominium regime and the common areas and elements.

               (e) Verification satisfactory to Lender that Borrower shall have instituted no program to offer a rental service of any kind to purchasers of Units, either individually or in any form of pooling arrangement, other than as permitted by Lender.

               (f) Verification satisfactory to Lender that no "time-share estate", as said term is defined in Florida Statute 721, shall be permitted (except as otherwise agreed by Lender or as permitted by the Condominium Documents).

               (g) Lender's receipt of a collateral assignment to Lender (as further security for the Loan) in recordable form of all of Borrower's right, title, and interest as developer of the condominium project by reason of the Florida Statute 718, including the right to appoint the board of directors of the condominium association and the right to control the condominium association. Borrower agrees to execute any other documents requested by Lender in order to evidence such assignment of its developer's rights in the condominium project to Lender, and Borrower shall pay for the reasonable cost and expense of documenting such assignment, including without limitation, all attorneys' fees and costs associated therewith.

               (h) Borrower shall pay all reasonable out-of-pocket costs and expenses of Lender, including, without limitation, Lender's reasonable counsel fees in connection with Lender's joinder and consent to the Master Association Documents and the Declaration of Condominium.

               (i) The Lender agrees that, upon its prior written approval of the Condominium Documents and simultaneously with the recording of those Condominium Documents required to be recorded and provided there is no Event of Default under the Loan Documents, the Lender will confirm its consent to the Condominium Documents and the Mortgage will be subordinated to the Condominium Documents for the Project with the same force and effect as if the Condominium Documents had been executed, delivered and recorded prior to the execution, delivery and recording of the Mortgage; provided, however, Lender approves the form and substance of any such subordination agreement and such agreement is accompanied by an endorsement from the Title Company insuring the continued first priority lien of the Mortgage on all Condominium Units within the Condominium and all rights and privileges reserved to declarant under the Condominium Documents, including, if applicable and without limitation, rights to add future phases and make additions to or deletions form the property and interests subjected to the Condominium Statute.

          6.2  ACTIONS  AFTER  CREATION  OF  CONDOMINIUM.  Upon  and  after  the
               -----------------------------------------
     effective submission of the Condominium Units in the Project to the Condominium Statute the following shall be applicable:

               (a) The Borrower shall pay all common expense assessments and all other assessments as required by the Condominium Documents, or any resolutions adopted pursuant thereto, with respect to unsold
          Condominium Units and shall promptly upon demand exhibit to Lender receipts for all such payments. The failure of the Borrower to make any such payment or to exhibit such receipts shall constitute an Event of Default under the Loan.

               (b) The Lender shall have all the rights and privileges which the owner of a Condominium Unit has by virtue of the Condominium Statute and the Condominium Documents as though the Lender were in fact a Condominium Unit owner, including without limiting the generality of the foregoing, all voting rights accruing to the Borrower under the terms of the Condominium Documents, it being understood that in the event of an Event of Default by the Borrower under the terms of any of the Loan Documents (including this Addendum) and so long as the same shall continue the Lender may vote in the place and stead of the Borrower. The Lender may exercise any and all of said rights hereinabove referred to, and, where permitted by Law, the Borrower hereby nominates and appoints the Lender so long as the Mortgage remains in effect as the Borrower's irrevocable proxy to vote and, as the Borrower's agent, to act with respect to all of said rights which any such default shall continue. Written notice of default from the Lender to the Condominium association shall be deemed conclusive as to the existence of such default and as to the Lender's rights and privileges under this paragraph, including all voting rights accruing to the Borrower under the terms of the Condominium Documents and the Condominium Statute. The provisions of this paragraph shall in no event render the Lender liable for any common charges or assessments required by the Condominium Documents, or any resolution adopted pursuant to the Condominium Statute, nor shall they cause, in and of themselves, the Lender to be deemed a declarant.

               (c) The Borrower shall not, except after notice to the Lender and with the prior written consent of the Lender: (i) vote for or consent to any modification of, amendment to or relaxation in the enforcement of any provision of the Condominium Documents; (ii) in the event of damage to or destruction of the Project, vote in opposition to a motion to repair, restore, or rebuild; (iii) in each and every case in which under the provisions of the Condominium Statute or the Condominium Documents the unanimous consent or the unanimous vote of owners of Units is required to vote or give such consent; (iv) partition or subdivide any Unit; (v) consent to the termination of the Condominium, except for abandonment or termination provided by law in the case of substantial destruction by fire or other casualty or in the case of taking by condemnation or eminent domain; (vi) consent to any amendment to the Condominium Documents; or other documents of the Condominium; (vii) consent to the effectuation of any decision by the Condominium association to terminate professional management and assume self-management of the Condominium; (viii) exercise any development right reserved in the Condominium Documents; or (ix) merge or consolidate the Condominium with any other condominium.

               (d) The Borrower shall fully and faithfully observe, keep and perform each and every requirement, condition, covenant, agreement and provisions under the Condominium Statute, the Condominium Documents, by-laws of the Condominium association and rules of the Condominium and on the part of the Borrower to be observed, kept and performed. The Borrower shall promptly deliver to the Lender a copy of each and every notice of default received by the Borrower with respect to any obligation of the Borrower under the provisions of the Condominium Statute, the Condominium Documents, the by-laws or the rules of the Condominium association. In the event the Borrower shall not cure or remedy any default within a period of thirty (30) days after notice thereof from the Condominium association or the Lender then and in any such case the Lender may from time to time at its option but without any obligation to do so, cure or remedy any such default of the Borrower, and in addition, at the option of the Lender, the entire indebtedness outstanding under the Loan shall become due and payable at once without further notice (together with any sums advanced by the Lender to cure or remedy any such default).

          6.3  PARTIAL  RELEASES  OF  UNITS.  Provided  that no Event of Default
               ----------------------------
     exists, and provided the Governing Documents (as applicable) have been filed in the Public Records of the county in which the Land is located, Lender agrees to release individual Units from the lien of the Mortgage in accordance with and subject to all of the following terms, provisions and conditions:

               (a) The Improvements shall have achieved Completion in accordance with the Plans and Specifications and a Certificate of Occupancy (or a temporary certificate of occupancy) for all of the Units on the floor of the Improvements in which the applicable Unit is located shall have been issued and any required approval by the fire marshal or its equivalent having jurisdiction over the Project and any other approval required by any Governmental Authority, to the extent that any such approval is a condition to the lawful use and occupancy of the Units and the opening of same to the public, shall have been obtained.

               (b) Borrower shall pay to Lender, prior to the time of delivery of the partial release, in cash or immediately available funds (which payment shall be applied in reduction of the unpaid principal balance of the Loan), for each Unit sought to be released, the Release Price.

               (c)  Requests for partial releases must be in writing (a "Request
                                                                         -------
          for  Partial Release"), and must be accompanied by all data reasonably
          --------------------
          necessary to support the Borrower's being entitled to the partial release, including, without limitation, a legal description for each Unit to be released, a partial release document prepared by Borrower at Borrower's expense in form and content satisfactory to Lender and a schedule containing a list of those Units previously released by Lender and those Units remaining to be released.

               (d) Releases shall not affect or impair the lien of the Mortgage and Lender's lien and security interests created by the other Loan Documents as to Units and other property encumbered by the Mortgage and the other Loan Documents not theretofore released, and said liens and security interests shall continue in full force and effect as to the unreleased Units and such other property.

               (e) As a condition precedent to Lender's delivery of each partial release, Borrower shall submit to Lender a photocopy of the final signed closing statement with respect to the sale of each applicable Unit.

               (f) Borrower shall pay all out-of-pocket costs and expenses of Lender, including, without limitation, fees and expenses of Lender's Counsel in connection with any partial release.

               (g) Borrower shall request each partial release not less than ten
          (10) days prior to the date the partial release is needed.

          6.4  INDEMNIFICATION. The Borrower hereby agrees to indemnify, defend,
               ---------------
     and hold Lender harmless against and from (a) any and all liability, loss, damage and expense (including without limitation all attorneys' fees and expenses) which it may incur or which may be asserted under or in connection with this Agreement, the Governing Documents, or any related documents or by reason of any action taken by the Lender under the Mortgage, and (b) any and all claims and demands whatsoever which may be incurred by or asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants and conditions contained herein in the Governing Documents, or in any related documents. Should Lender incur any such liability the amount thereof, together with interest thereon a the Default Rate shall be payable by the Borrower to Lender immediately upon demand, or at its option, Lender may reimburse itself therefore out of any rents, sales proceeds or other income of the Borrower related to the Project collected by the Lender and shall be secured by the Mortgage until paid. The foregoing indemnification agreement shall survive the payment of the Loan.

     7.  SALES UPDATES. Borrower shall provide Lender with monthly Project sales
         -------------
updates for the Units.

     8.  USE  OF CONTRACT DEPOSITS TO FUND CONSTRUCTION AND OTHER COSTS. Subject
         --------------------------------------------------------------
to the requirements governing Usable Deposits as set forth in the Loan Agreement, the Borrower may use a portion of the Contract Deposits for the Condominium Units given to Borrower pursuant to Contracts of Sale and legally available under Chapter 718, Florida Statutes for use to pay for Hard Costs of Construction of the Improvements in lieu of the funding of the Loan proceeds to pay Hard Costs. Notwithstanding anything to the contrary contained herein or in the Loan Agreement, to the extent that Contract Deposits (including Usable Deposits, to the extent applicable) are used to fund Construction of the Improvements, the amount of the Loan originally allocated for such Construction of the Improvements shall remain in the applicable Line Item and will not be subject to reallocation pursuant to the Loan Agreement. Additionally, such set aside amount shall not be considered a portion of the "undisbursed balance of the Loan" as such term is used in herein. If Borrower is required to refund any Condominium Deposit(s) that were used to pay for Hard Costs, the amount will be drawn by funding on the specified Line Item for which such Contract Deposits were originally used, provided that no Default shall then exist and the Loan will remain "in balance" after such funding, as determined by Lender. Subject to the requirements governing Usable Deposits as set forth in the Loan Agreement, and subject to the terms of the applicable Contract of Sale, Borrower may use the Townhouse Deposits given to Borrower pursuant to Contracts of Sale for any lawful purpose.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum the day and year first above written, the execution hereof by Borrower constituting a certification by the manager executing on its behalf that the representations and warranties made in Section 3 hereof are true and correct as of the date hereof and that the entities and individuals executing this Addendum on behalf of the manager are duly appointed officers indicated under his or her name, and the incumbent in the office indicated under his or her name.


                            [SIGNATURE PAGES FOLLOW]

 EXECUTED  as  of  the  date  first  set  forth  above.


BORROWERS                              TIERRA DEL SOL RESORT (PHASE 1), LTD.. a
                                       Florida limited partnership

                                       By:  TDS MANAGEMENT, LLC, a Florida
                                            limited liability company, its
                                            general partner

                                          By:/s/Malcolm J. Wright
                                             ---------------------------------
                                             Malcolm J. Wright, its Manager

                                       TDS TOWN HOMES (PHASE 1), LLC, a
                                       Florida limited liability company

                                       By:  TIERRA DEL SOL RESORT (PHASE 1),
                                            LTD., a Florida limited partnership,
                                            its manager

                                          By:  TDS MANAGEMENT, LLC, a Florida
                                               limited liability company, its
                                               general partner

                                              By:/s/Malcolm J. Wright
                                                 ------------------------------
                                                 Malcolm J. Wright, its Manager


                                       COSTA BLANCA I REAL ESTATE, LLC, a
                                       Florida limited liability company

                                       By:  TIERRA DEL SOL RESORT (PHASE 1),
                                            LTD., a Florida limited partnership,
                                            its manager

                                         By:  TDS MANAGEMENT, LLC, a Florida
                                              limited liability company, its
                                              general partner

                                             By:/s/Malcolm J. Wright
                                                -------------------------------
                                                Malcolm J. Wright, its Manager

                                       TDS AMENITIES, INC., a Florida
                                       corporation

                                       By:/s/Malcolm J. Wright
                                          ---------------------------------
                                            Malcolm J. Wright, President

LENDER:                                KEYBANK NATIONAL ASSOCIATION,
                                       a national banking association


                                       By:/s/Robert F. Carmichael
                                          ---------------------------
                                          ROBERT F. CARMICHAEL,
                                          Sr. Vice President